A leading global CRO GAAP / Non-GAAP Reconciliation Exhibit 99.3

A leading global CRO
Regulation G
From time to time, PPD discloses selected non-GAAP financial measures. For example, we disclose net revenue excluding reimbursed out-of-pockets because these third party expenses are reimbursed to us by our clients, are not directly related to the services we provide and do not have any impact on our operating income, net income or earnings per share. In addition, we present certain financial measures excluding non-
cash stock option expense and in some cases special items that are not related to our core service businesses. While non-GAAP financial measures are not superior to or a substitute for the comparable GAAP measures, we believe certain non-GAAP information is useful to investors for historical comparison purposes and because it provides additional information on the performance of PPD’s core service businesses.
PPD management also uses this information to measure the Company’s operating performance and to compare that performance against results from prior periods and the performance of PPD’s competitors.
For the non-GAAP financial measures that have been disclosed by us, the following is a presentation of and reconciliation to the most directly comparable GAAP financial measure.

A leading global CRO
GAAP/Non-GAAP Reconciliation
Net Revenue, Net Income and EPS (2005-2009)

(in thousands, except per share data)
2005 2006 2007 2008 2009
Net Revenue:
Net Revenue, per GAAP 1,037,090 $   1,247,682 $ 1,414,465 $ 1,551,384 $ 1,416,770 $
Less: Reimbursed out-of-pockets 75,074 101,383 119,087 117,132 101,003
Net Revenue less reimbursed out-of-pockets 962,016 1,146,299 1,295,378 1,434,252 1,315,767
Net Income:
Net Income, per GAAP 119,897 $      156,652 $    163,401 $    187,519 $    159,295 $
Plus: Impairment of investments, net of recoveries 5,928 - 690 17,741 2,076
Plus: Impairment of intangible asset - - - 1,607 10,361
Plus: Restructuring charges - - - - 3,892
Plus: Bad debt expense associated with Accentia - - - 4,708 -
Less: Gain on sale/exchange of assets (5,144) - - - -
Less: Tax benefit on impairment of investments, net of recoveries (2,118) - (235) (5,810) (569)
Less: Tax benefit on impairment of intangible asset - - - (526) (2,839)
Less: Tax benefit on bad debt expense associated with Accentia - - - (1,542) -
Plus: Tax expense on gain on sale/exchange of assets 1,800 - - - -
Less: Tax benefit on restructuring charges - -
- - (1,067)
Less: Tax benefit associated with release of capital loss carryforwards
(774) - - - -
Net Income excluding above items, including stock option expense 119,589 $      156,652 $    163,856 $    203,697 $    171,149 $
Diluted EPS:
EPS, per GAAP 1.03 $            1.32 $          1.36 $          1.56 $          1.34 $
Plus: Impairment of investments, net of recoveries 0.05 - 0.01 0.15 0.02
Plus: Impairment of intangible asset - - - 0.01 0.09
Plus: Restructuring charges - - - - 0.03
Plus: Bad debt expense associated with Accentia - - - 0.04 -
Less: Gain on sale/exchange of assets (0.04) - - - -
Less: Tax benefit on impairment of investments, net of recoveries (0.02) - (0.01) (0.05) -
Less: Tax benefit on impairment of intangible asset - - - - (0.02)
Less: Tax benefit on bad debt expense associated with Accentia - - - (0.01) -
Less: Tax benefit on restructuring charge - - - - (0.01)
Plus: Tax expense on gain on sale/exchange of assets 0.01 - - - -
Less: Tax benefit associated with release of capital loss carryforwards - - - - -
EPS excluding above items, including stock option expense 1.03 $            1.32 $          1.36 $          1.70 $          1.45 $
Diluted Shares Outstanding, per GAAP 116,434 118,536 119,953 120,097 118,769
Note: 2008 revenue has been restated to exclude discontinued operations

A leading global CRO
GAAP/Non-GAAP Reconciliation
Net Revenue, Net Income and EPS (2000-2004)

(in thousands, except per share data)
2000 2001 2002 2003 2004
Net Revenue:
Net Revenue, per GAAP 372,650 $     460,633 $     608,657 $     726,983 $      841,256 $
Less: Reimbursed out-of-pockets 27,332 29,092 46,008 57,485 67,316
Net Revenue less reimbursed out-of-pockets 345,318 431,541 562,649 669,498 773,940
Net Income:
Net Income, per GAAP 28,934 $       44,666 $       33,681 $       41,410 $        91,684 $
Plus: Costs to acquire dapoxetine patents - - - 65,000 -
Plus: Impairment of equity investments - - 33,787 10,078 2,000
Plus: Restructuring charges - - - 1,917 2,619
Less: Gain on sale/exchange of assets - - - (5,738) -
Less: Tax benefit on costs to acquire dapoxetine patents - - - (24,179) -
Less: Tax benefit on impairments and restructuring charges - - (2,300) (4,312) (907)
Plus: Tax expense on gain on sale/exchange of assets - - - 2,065 -
Plus: Tax expense on gain on exchange of assets - - - - -
Less: Tax benefit associated with release of capital loss carryforwards - - - - (3,721)
Net Income excluding above items, including stock option expense 28,934 $       44,666 $       65,168 $       86,241 $        91,675 $
Diluted EPS:
EPS, per GAAP 0.29 $           0.43 $           0.30 $           0.37 $            0.81 $
Plus: Costs to acquire dapoxetine patents - - - 0.58 -
Plus: Impairment of equity investments - - 0.30 0.09 0.02
Plus: Restructuring charges - - - 0.02 0.02
Less: Gain on sale/exchange of assets - - - (0.05) -
Less: Tax benefit on costs to acquire dapoxetine patents - - - (0.22) -
Less: Tax benefit on impairments and restructuring charges - - (0.02) (0.04) (0.01)
Plus: Tax expense on gain on sale/exchange of assets - - - 0.02 -
Plus: Tax expense on gain on exchange of assets - - - - -
Less: Tax benefit associated with release of capital loss carryforwards - - - - (0.03)
EPS excluding above items, including stock option expense 0.29 $           0.43 $           0.58 $           0.77 $            0.81 $
Diluted Shares Outstanding, per GAAP 100,708 104,988 110,686 112,572 113,808

A leading global CRO
GAAP/Non-GAAP Reconciliation
Gross Margin and Operating Margin (FY’08 & FY’09)

(in thousands) Item 2008 2009
Net Revenue:
  Net Revenue, per GAAP 1 1,551,384 $        1,416,770 $
       Less:  Reimbursed out-of-pockets 2 117,132              101,003
  Net Revenue less reimbursed out-of-pockets 3 1,434,252 $        1,315,767 $
Direct Costs:
Direct Costs, per GAAP 4 807,170 $           731,755 $
       Less:  Reimbursable out-of-pocket expenses 5 117,132              101,003
       Less:  Stock option expense 5 9,694                  8,271
Direct Costs excluding reimbursables and stock option expense 6 680,344 $           622,481 $
Gross Margin ($):
Gross Margin, per GAAP 7 744,214 $           685,015 $           Item #1- Item #4
Gross Margin, excluding reimbursables and stock option expense 8 753,908 $           693,286 $           Item #3- Item #6
Gross Margin (%):
Gross Margin, per GAAP 48.0% 48.4% Item #7/ Item #1
Gross Margin, excluding reimbursables and stock option expense 52.6% 52.7% Item #8/ Item #3
Operating Income:
Operating Income, per GAAP 9 282,397 $           192,890 $
       Plus:  Stock option expense 23,381                18,108
       Plus:  Impairment of intangible asset 1,607                  10,361
       Plus:  Restructuring charges -                       3,892
       Plus:  Bad debt expense associated with Accentia 4,708                  -
Operating Income, excluding reimbursables and above items
10 312,093 $           225,251 $
Operating Margin (%):
Operating Margin, per GAAP 18.2% 13.6% Item #9/ Item #1
Operating Margin, excluding reimbursables and above items 21.8% 17.1% Item #10/ Item #3
Note: 2008 has been restated to exclude discontinued operations
Twelve Months Ended
December 31,

A leading global CRO
GAAP/Non-GAAP Reconciliation
Development Segment
Gross Margin and Operating Margin (FY’08 & FY’09)

(in thousands) Item 2008 2009
Net Revenue:
Net Revenue, per GAAP 1 1,532,679 $    1,410,294 $
Less:  Reimbursed out-of-pockets 2 116,850 100,840
Net Revenue less reimbursed out-of-pockets 3 1,415,829 $    1,309,454 $
Direct Costs:
Direct Costs, per GAAP 4 806,274 $      730,962 $
Less:  Reimbursable out-of-pocket expenses 5 116,850 100,840
Less:  Stock option expense 9,239 7,875
Direct Costs, excluding reimbursables and stock option expense 6 680,185 $      622,247 $
Gross Margin ($):
Gross Margin, per GAAP 7 726,405 $      679,332 $      Item #1- Item #4
Gross Margin, excluding reimbursables and stock option expense 8 735,644 $      687,207 $      Item #3- Item #6
Gross Margin (%):
Gross Margin, per GAAP 47.4% 48.2% Item #7/ Item #1
Gross Margin, excluding reimbursables and stock option expense 52.0% 52.5% Item #8/ Item #3
Operating Income:
Operating Income, per GAAP 9 272,540 $      223,165 $
Plus: Stock option expense 23,074 17,763
Plus:  Restructuring charges - 3,892
Plus: Bad debt expense associated with Accentia 4,708 -
Operating Income, excluding reimbursables and above items 10 300,322 $      244,820 $
Operating Margin (%):
Operating Margin, per GAAP 17.8% 15.8% Item #9/ Item #1
Operating Margin, excluding reimbursables and above items 21.2% 18.7% Item #10/ Item #3
Note: 2008 has been restated to exclude discontinued operations
Twelve Months Ended
December 31,

A leading global CRO
GAAP/Non-GAAP Reconciliation
Gross Margin and Operating Margin (Q1’09 & Q1’10)

(in thousands) Item 2009 2010
Net Revenue:
Net Revenue, per GAAP 1 364,370 $  346,769 $
Less:  Reimbursed out-of-pockets 2 23,854 22,649
Net Revenue less reimbursed out-of-pockets 3 340,516 $  324,120 $
Direct Costs:
Direct Costs, per GAAP 4 188,318 $  182,802 $
Less:  Reimbursable out-of-pocket expenses 5 23,854 22,649
Less:  Stock option expense 2,636 2,173
Direct Costs, excluding reimbursables and stock option expense 6 161,828 $  157,980 $
Gross Margin ($):
Gross Margin, per GAAP 7 176,052 $  163,967 $  Item #1- Item #4
Gross Margin, excluding reimbursables and stock option expense 8 178,688 $  166,140 $  Item #3- Item #6
Gross Margin (%):
Gross Margin, per GAAP 48.3% 47.3% Item #7/ Item #1
Gross Margin, excluding reimbursables and stock option expense 52.5% 51.3% Item #8/ Item #3
Operating Income:
Operating Income, per GAAP 9 66,588 $    26,071 $
Plus: Stock option expense 4,805 5,420
Operating Income, excluding reimbursables and stock option expense 10 71,393 $    31,491 $
Operating Margin (%):
Operating Margin, per GAAP 18.3% 7.5% Item #9/ Item #1
Operating Margin, excluding reimbursables and stock option expense 21.0% 9.7% Item #10/ Item #3
Note:2009 has been restated to exclude discontinued operations
Three Months Ended
March 31,

A leading global CRO
GAAP/Non-GAAP Reconciliation
Development Segment
Gross Margin and Operating Margin (Q1’09 & Q1’10)

(in thousands) Item 2009 2010
Net Revenue:
Net Revenue, per GAAP 1 359,208 $   346,476 $
Less:  Reimbursed out-of-pockets 2 23,854 22,649
Net Revenue less reimbursed out-of-pockets 3 335,354 $   323,827 $
Direct Costs:
Direct Costs, per GAAP 4 188,023 $   182,650 $
Less:  Reimbursable out-of-pocket expenses 5 23,854 22,649
Less:  Stock option expense 2,442 2,036
6 161,727 $   157,965 $
Gross Margin ($):
Gross Margin, per GAAP 7 171,185 $   163,826 $   Item #1- Item #4
8 173,627 $   165,862 $   Item #3- Item #6
Gross Margin (%):
Gross Margin, per GAAP 47.7% 47.3% Item #7/ Item #1
51.8% 51.2% Item #8/ Item #3
Operating Income:
Operating Income, per GAAP 9 62,612 $     36,811 $
Plus: Stock option expense 4,656 5,282
10 67,268 $     42,093 $
Operating Margin (%):
Operating Margin, per GAAP 17.4% 10.6% Item #9/ Item #1
20.1% 13.0% Item #10/ Item #3
Note: 2009 has been restated to exclude discontinued operations
Three Months Ended
March 31,
Direct Costs, excluding reimbursables and stock option expense
Gross Margin, excluding reimbursables and stock option expense
Gross Margin, excluding reimbursables and stock option expense
Operating Income, excluding reimbursables and stock option expense
Operating Margin, excluding reimbursables and stock option expense

A leading global CRO

GAAP/Non-GAAP Reconciliation
Gross Margin and Operating Margin (Q2’09 & Q2’10)
(in thousands) Item 2009 2010
Net Revenue:
Net Revenue, per GAAP 1 354,598 $  369,919 $
Less:  Reimbursed out-of-pockets 2 24,257 28,423
Net Revenue less reimbursed out-of-pockets 3 330,341 $  341,496 $
Direct Costs:
Direct Costs, per GAAP 4 182,888 $  192,170 $
Less:  Reimbursable out-of-pocket expenses 5 24,257 28,423
Less:  Stock option expense 1,867 1,211
Direct Costs, excluding reimbursables and stock option expense 6 156,764 $  162,536 $
Gross Margin ($):
Gross Margin, per GAAP 7 171,710 $  177,749 $  Item #1- Item #4
Gross Margin, excluding reimbursables and stock option expense 8 173,577 $  178,960 $  Item #3- Item #6
Gross Margin (%):
Gross Margin, per GAAP 48.4% 48.1% Item #7/ Item #1
Gross Margin, excluding reimbursables and stock option expense 52.5% 52.4% Item #8/ Item #3
Operating Income:
Operating Income, per GAAP 9 58,264 $    40,084 $
Plus: Stock option expense 4,397 3,768
Operating Income, excluding reimbursables
and stock option expense 10 62,661 $    43,852 $
Operating Margin (%):
Operating Margin, per GAAP 16.4% 10.8% Item #9/ Item #1
Operating Margin, excluding reimbursables
and stock option expense 19.0% 12.8% Item #10/ Item #3
Note: 2009 has been restated to exclude discontinued operations
Three Months Ended
June 30,

A leading global CRO

GAAP/Non-GAAP Reconciliation
Development Segment
Gross Margin and Operating Margin (Q2’09 & Q2’10)
(in thousands) Item 2009 2010
Net Revenue:
Net Revenue, per GAAP 1 354,436 $   362,202 $
Less:  Reimbursed out-of-pockets 2 24,257 28,423
Net Revenue less reimbursed out-of-pockets 3 330,179 $   333,779 $
Direct Costs:
Direct Costs, per GAAP 4 182,743 $   192,196 $
Less:  Reimbursable out-of-pocket expenses 5 24,257 28,423
Less:  Stock option expense 1,788 1,242
Direct Costs, excluding reimbursables and stock option expense 6 156,698 $   162,531 $
Gross Margin ($):
Gross Margin, per GAAP 7 171,693 $   170,006 $   Item #1- Item #4
Gross Margin, excluding reimbursables and stock option expense 8 173,481 $   171,248 $   Item #3- Item #6
Gross Margin (%):
Gross Margin, per GAAP 48.4% 46.9% Item #7/ Item #1
Gross Margin, excluding reimbursables and stock option expense 52.5% 51.3% Item #8/ Item #3
Operating Income:
Operating Income, per GAAP 9 58,942 $     43,085 $
Plus: Stock option expense 4,319 3,799
Operating Income, excluding reimbursables and stock option expense 10 63,261 $     46,884 $
Operating Margin (%):
Operating Margin, per GAAP 16.6% 11.9% Item #9/ Item #1
Operating Margin, excluding reimbursables and stock option expense 19.2% 14.0% Item #10/ Item #3
Note: 2009 has been restated to exclude discontinued operations
Three Months Ended
June 30,

A leading global CRO
GAAP/Non-GAAP Reconciliation
Operating Margin (Q3’09 & Q3’10)

(in thousands) Item 2009 2010
Net Revenue:
  Net Revenue, per GAAP 1 340,400 $   365,375 $
       Less:  Reimbursed out-of-pockets 2 24,117        25,985
  Net Revenue less reimbursed out-of-pockets 3 316,283 $   339,390 $
Operating Income:
Operating Income, per GAAP 4 51,627 $     56,835 $
Plus: Stock option expense 4,324          3,889
Plus: Restructuring costs 3,892          -
Operating Income, excluding reimbursables, stock option expense
and restructuring costs 5 59,843 $     60,724 $
Operating Margin (%):
Operating Margin, per GAAP 15.2% 15.6% Item #4/ Item #1
Operating Margin, excluding reimbursables, stock option expense and restructuring costs 18.9% 17.9% Item #5/ Item #3
Note: 2009 has been restated to exclude discontinued operations
Three Months Ended
September 30,

A leading global CRO
GAAP/Non-GAAP Reconciliation
Net Revenue, Operating Income and Operating Margin (Q1'09 - Q4'09)

(in thousands) Item Q1'09 Q2'09 Q3'09 Q4'09
Net Revenue:
Net Revenue, per GAAP 1 364,370 $    354,598 $    340,400 $    357,239 $
Less:  Reimbursed out-of-pockets 23,854 24,257 24,117 28,612
Less:  Discovery Sciences revenue 5,162 162 442 547
Net Revenue less above items 2 335,354 $    330,179 $    315,841 $    328,080 $
Net Revenue by segment (less above items):
Clinical Development Services Net Revenue 3 268,092 $    260,079 $    249,981 $    256,713 $
Laboratory Services Net Revenue 4 67,262 70,100 65,860 71,367
Net Revenue less above items 335,354 $    330,179 $    315,841 $    328,080 $
Operating Income:
Operating Income, per GAAP 5 66,588 $      58,264 $      51,627 $      37,826 $
Less:  Discovery Sciences operating (income) loss (4,125) 600 323 11,426
Plus:  Stock option expense 4,805 4,397 4,324 4,572
Plus:  Restructuring costs - - 3,892 -
Operating Income excluding above items 6 67,268 $      63,261 $      60,166 $      53,824 $
Operating Income by segment (excluding above items):
Clinical Development Services Operating Income 7 51,866 $      48,030 $      46,986 $      41,037 $
Laboratory Services Operating Income 8 15,402 15,231 13,180 12,787
Operating Income excluding above items 67,268 $      63,261 $      60,166 $      53,824 $
Operating Margin (%):
Operating Margin, per GAAP 18.3% 16.4% 15.2% 10.6% Item 5/Item 1
Operating Margin, excluding above items 20.1% 19.2% 19.0% 16.4% Item 6/Item 2
Clinical Development Services Operating Margin, excluding above items 19.3% 18.5% 18.8% 16.0% Item 7/Item 3
Laboratory Services Operating Margin, excluding above items 22.9% 21.7% 20.0% 17.9% Item 8/Item 4

A leading global CRO
GAAP/Non-GAAP Reconciliation
Net Revenue, Operating Income and Operating Margin - Segment
Information (Q1'09 - Q4'09)

(in thousands) Item Q1'09 Q2'09 Q3'09 Q4'09
Net Revenue:
Net Revenue, per GAAP 1 364,370 $    354,598 $    340,400 $    357,239 $
Less:  Reimbursed out-of-pockets 23,854 24,257 24,117 28,612
Less:  Discovery Sciences revenue 5,162 162 442 547
Net Revenue less above items 2 335,354 $    330,179 $    315,841 $    328,080 $
Net Revenue by segment (less above items):
Clinical Development Services Net Revenue 3 268,092 $    260,079 $    249,981 $    256,713 $
Laboratory Services Net Revenue 4 67,262 70,100 65,860 71,367
Net Revenue less above items 335,354 $    330,179 $    315,841 $    328,080 $
Operating Income - Clinical Development Segment:
Operating Income, per GAAP - Clinical Development Segment 5 47,634 $      44,103 $      39,202 $      36,919 $
Plus:  Stock option expense 4,232 3,927 3,892 4,118
Plus:  Restructuring costs - - 3,892 -
Operating Income excluding above items 6 51,866 $      48,030 $      46,986 $      41,037 $
Operating Income - Laboratory Services Segment:
Operating Income, per GAAP - Laboratory Services Segment 7 14,978 $      14,838 $      12,813 $      12,377 $
Plus:  Stock option expense 424 393 367 410
Operating Income excluding above items 8 15,402 $      15,231 $      13,180 $      12,787 $
Operating Margin (%):
Clinical Development Services Operating Margin, per GAAP 17.8% 17.0% 15.7% 14.4% Item 5/Item 3
Clinical Development Services Operating Margin, excluding above items 19.3% 18.5% 18.8% 16.0% Item 6/Item 3
Laboratory Services Operating Margin, per GAAP 22.3% 21.2% 19.5% 17.3% Item 7/Item 4
Laboratory Services Operating Margin, excluding above items 22.9% 21.7% 20.0% 17.9% Item 8/Item 4

A leading global CRO
GAAP/Non-GAAP Reconciliation
Net Revenue, Operating Income and Operating Margin (Q1'10 - Q3'10)

(in thousands) Item Q1'10 Q2'10 Q3'10
Net Revenue:
Net Revenue, per GAAP 1 346,769 $    369,919 $    365,375 $
Less:  Reimbursed out-of-pockets 22,649 28,423 25,985
Less:  Discovery Sciences revenue 293 7,717 -
Net Revenue less above items 2 323,827 $    333,779 $    339,390 $
Net Revenue by segment (less above items):
Clinical Development Services Net Revenue 3 249,294 $    255,436 $    260,345 $
Laboratory Services Net Revenue 4 74,533 78,343 79,045
Net Revenue less above items 323,827 $    333,779 $    339,390 $
Operating Income:
Operating Income, per GAAP 5 27,682 $      40,084 $      56,835 $
Less:  Discovery Sciences operating (income) loss 8,725 3,032 -
Plus:  Stock option expense 5,420 3,768 3,889
Operating Income excluding above items 6 41,827 $      46,884 $      60,724 $
Operating Income by segment (excluding above items):
Clinical Development Services Operating Income 7 31,749 $      34,628 $      47,186 $
Laboratory Services Operating Income 8 10,078 12,256 13,538
Operating Income excluding above items 41,827 $      46,884 $      60,724 $
Operating Margin (%):
Operating Margin, per GAAP 8.0% 10.8% 15.6% Item 5/Item 1
Operating Margin, excluding above items 12.9% 14.0% 17.9% Item 6/Item 2
Clinical Development Services Operating Margin, excluding above items 12.7% 13.6% 18.1% Item 7/Item 3
Laboratory Services Operating Margin, excluding above items 13.5% 15.6% 17.1% Item 8/Item 4

A leading global CRO
GAAP/Non-GAAP Reconciliation
Net Revenue, Operating Income and Operating Margin - Segment
Information (Q1'10 - Q3'10)

(in thousands) Item Q1'10 Q2'10 Q3'10
Net Revenue:
Net Revenue, per GAAP 1 346,769 $    369,919 $    365,375 $
Less:  Reimbursed out-of-pockets 22,649 28,423 25,985
Less:  Discovery Sciences revenue 293 7,717 -
Net Revenue less above items 2 323,827
$
333,779 $    339,390 $
Net Revenue by segment (less above items):
Clinical Development Services Net Revenue 3 249,294 $    255,436 $    260,345 $
Laboratory Services Net Revenue 4 74,533 78,343 79,045
Net Revenue less above items 323,827 $    333,779 $    339,390 $
Operating Income - Clinical Development Segment:
Operating Income, per GAAP 5 27,006 $      31,142 $      43,681 $
Plus:  Stock option expense 4,743 3,486 3,505
Operating Income excluding above items 6 31,749 $      34,628 $      47,186 $
Operating Income - Laboratory Services Segment:
Operating Income, per GAAP 7 9,533 $       11,944 $      13,154 $
Plus:  Stock option expense 545 312 384
Operating Income excluding above items 8 10,078 $      12,256 $      13,538 $
Operating Margin (%):
Clinical Development Services Operating Margin, per GAAP 10.8% 12.2% 16.8% Item 5/Item 3
Clinical Development Services Operating Margin, excluding above items 12.7% 13.6% 18.1% Item 6/Item 3
Laboratory Services Operating Margin, per GAAP 12.8% 15.2% 16.6% Item 7/Item 4
Laboratory Services Operating Margin, excluding above items 13.5% 15.6% 17.1% Item 8/Item 4

A leading global CRO
GAAP/Non-GAAP Reconciliation
Gross Margin and Operating Margin (Q4’08 & Q4’09)

(in thousands) Item 2008 2009
Net Revenue:
Net Revenue, per GAAP 1 363,139 $ 357,402 $
Less:  Reimbursed out-of-pockets 2 24,321 28,775
Net Revenue less reimbursed out-of-pockets 3 338,818 $ 328,627 $
Direct Costs:
Direct Costs, per GAAP 4 179,510 $ 185,952 $
Less:  Reimbursable out-of-pocket expenses 5 24,321 28,775
Less:  Stock option expense 2,334 1,994
Direct Costs, excluding reimbursables and stock option expense 6 152,855 $ 155,183 $
Gross Margin ($):
Gross Margin, per GAAP 7 183,629 $ 171,450 $ Item #1- Item #4
Gross Margin, excluding reimbursables and stock option expense 8 185,963 $ 173,444 $ Item #3- Item #6
Gross Margin (%):
Gross Margin, per GAAP 50.6% 48.0% Item #7/ Item #1
Gross Margin, excluding reimbursables and stock option expense 54.9% 52.8% Item #8/ Item #3
Operating Income:
Operating Income, per GAAP 9 71,709 $   23,907 $
Plus: Stock option expense 5,159 4,572
Plus: Bad debt expense associated with Accentia 4,708 -
Plus: Impairment on intangible asset - 10,361
Operating Income, excluding reimbursables and above items 10 81,576 $   38,840 $
Operating Margin (%):
Operating Margin, per GAAP 19.8% 6.7% Item #9/ Item #1
Operating Margin, excluding reimbursables and above items 24.1% 11.8% Item #10/ Item #3
Note: 2008 has been restated to exclude discontinued operations
Three Months Ended
December 31,

A leading global CRO
GAAP/Non-GAAP Reconciliation
Development Segment
Gross Margin and Operating Margin (Q4’08 & Q4’09)

(in thousands) Item 2008 2009
Net Revenue:
  Net Revenue, per GAAP 1 362,814 $     356,692 $
       Less:  Reimbursed out-of-pockets 2 24,105          28,612
  Net Revenue less reimbursed out-of-pockets 3 338,709 $     328,080 $
Direct Costs:
Direct Costs, per GAAP 4 179,046 $     185,732 $
       Less:  Reimbursable out-of-pocket expenses 5 24,105          28,612
       Less:  Stock option expense 2,132            1,954
Direct Costs, excluding reimbursables and stock option expense 6 152,809 $     155,166 $
Gross Margin ($):
Gross Margin, per GAAP 7 183,768 $     170,960 $     Item #1- Item #4
Gross Margin, excluding reimbursables and stock option expense 8 185,900 $     172,914 $     Item #3- Item #6
Gross Margin (%):
Gross Margin, per GAAP 50.7% 47.9% Item #7/ Item #1
Gross Margin, excluding reimbursables and stock option expense 54.9% 52.7% Item #8/ Item #3
Operating Income:
Operating Income, per GAAP 9 72,636 $       49,406 $
       Plus: Stock option expense 4,960            4,528
       Plus: Bad debt expense associated with Accentia 4,708            -
Operating Income, excluding reimbursables and above items 10 82,304 $       53,934 $
Operating Margin (%):
Operating Margin, per GAAP 20.0% 13.9% Item #9/ Item #1
Operating Margin, excluding reimbursables and above items 24.3% 16.4% Item #10/ Item #3
Note: 2008 has been restated to exclude discontinued operations
Three Months Ended
December 31,

A leading global CRO
GAAP/Non-GAAP Reconciliation
Net Income and EPS (Q4’08 & Q4’09)

(in thousands, except per share data) 2008 2009
  Net Income, per GAAP 47,198 $       18,991 $
       Plus:  Impairment of investments 2,306           2,076
       Plus:  Impairment of intangibles -                   10,361
       Plus:  Bad debt expense associated with Accentia 4,708           -
       Less: Tax benefit on impairment of investments (738)             (411)
       Less: Tax benefit on impairment of intangibles -                   (2,052)
       Less: Tax benefit on bad debt expense associated with Accentia (1,507)          -
  Net income excluding above items 51,967 $       28,965 $
Diluted EPS, per GAAP 0.40 $          0.16 $
       Plus:  Impairment of investments 0.02             0.02
       Plus:  Impairment of intangibles -                   0.08
       Plus: Bad debt expense associated with Accentia 0.04             -
       Less: Tax benefit on impairment of investments (0.01)            -
       Less: Tax benefit on impairment of intangibles -                   (0.02)
       Less: Tax benefit on bad debt expense associated with Accentia (0.01)            -
Diluted EPS excluding above items 0.44 $          0.24 $
Diluted Shares Outstanding, per GAAP 118,837        118,918
Three Months Ended
December 31,